UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2007

NOBLE INTERNATIONAL, LTD.

(Exact name of registrant as specified in its charter)

Delaware	001-13581	38-3139487
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

28213 Van Dyke Avenue, Warren, MI 48093

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (586) 751-5600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    On June 28, 2007, Steven A. Prue, President of Noble International, Ltd. (the “Company”), informed the Company that he has decided to resign due to personal reasons. Mr. Prue’s resignation will be effective as of September 1, 2007.

(e)    The Named Executive Officers (as defined herein) identified below, which include the principal executive officer and principal financial officer of Noble International, Ltd. (the “Company”), were granted restricted stock awards under the Noble International, Ltd. 2001 Stock Incentive Plan, effective as of June 29, 2007. For purposes of this Current Report on Form 8-K, “Named Executive Officers” refers to those executive officers of the Company who were identified as the Company’s named executive officers for fiscal 2006 in the Company’s amended Annual Report on Form 10-K/A, for the fiscal year ended December 31, 2006, filed on April 30, 2007.

The restricted stock awards were granted under the Noble International, Ltd. 2001 Stock Incentive Plan (the “Plan”). In connection with the restricted stock awards, each of the Named Executive Officers identified below has entered into a Restricted Stock Award Agreement with the Company. Each Restricted Stock Award Agreement, in addition to certain other provisions, provides that the Named Executive Officer receives one share of common stock (the “Matched Shares”) for every two shares of common stock that the Named Executive Officer purchases under the Plan (the “Purchased Shares”). The maximum number of Matched Shares that each Named Executive Officer may receive is identified below, along with the maximum number of Purchased Shares that each Named Executive Officer may purchase under the Plan. The maximum number of Matched Shares was determined by dividing the grant amount (either $125,000 or $50,000) by the seven (7) day average of the closing price of the common stock of the Company, as listed on the NASDAQ, preceding the date of grant (the “Fair Market Value”). The actual number of Purchased Shares and Matched Shares will vary based upon each person’s level of participation.

The Matched Shares are subject to a two-year vesting period, which among other things, requires that the Named Executive Officer remain employed by the Company. In the event of a “change in control” of the Company (as defined in the Plan), any unvested shares will immediately vest in the recipient.

The foregoing discussion of the restricted stock awards does not purport to be complete and is qualified in its entirety by reference to the attached copy of the Plan and the form of Restricted Stock Award Agreement, which are incorporated by reference into this Item 5.02.

Name and Principal Position(s)	Maximum Number of Purchased Shares	Maximum Number of Matched Shares

Robert J. Skandalaris Chairman	12,513	6,256

Thomas L. Saeli Chief Executive Officer	12,513	6,256

Steven A. Prue President	12,513	6,256

David J. Fallon Chief Financial Officer	12,513	6,256

Michael C. Azar Vice President (Secretary)	12,513	6,256

Andrew J. Tavi Vice President and General Counsel	5,005	2,503

Craig S. Parsons Vice President-Sales	5,005	2,503

Item 9.01	Financial Statements and Exhibits.

The following exhibits are being filed with this Current Report on Form 8-K:

10.1	Noble International, Ltd. 2001 Stock Incentive Plan (Incorporated by reference to the Definitive Proxy Statement of Noble International, Ltd. filed on May 4, 2001).

10.2	Form of Noble International, Ltd. Restricted Stock Award Agreement.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE INTERNATIONAL, LTD.,
a Delaware corporation
(Registrant)

Date: July 3, 2007	By:	/s/ Michael C. Azar
Michael C. Azar
Vice President (Secretary)

NOBLE INTERNATIONAL, LTD.

Exhibit Index to Current Report on Form 8-K

Exhibit Number	Description

10.1	Noble International, Ltd. 2001 Stock Incentive Plan (Incorporated by reference to the Definitive Proxy Statement of Noble International, Ltd. filed on May 4, 2001).

10.2	Form of Noble International, Ltd. Restricted Stock Award Agreement.

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